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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 18, 2001 included in this Form 10-K, into the Company's previously filed Registration Statements (File No's. 000-23490, 333-29939 and 333-57374) on Form S-8.


                                                         /s/ ARTHUR ANDERSEN LLP

San Jose, California
March 26, 2001